Free Writing Prospectus Filed Pursuant to Rule 433 Registration No. 333-145845 April 12, 2010

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offerings of the securities identified above.
Before you invest, you should read the prospectus dated February 10, 2009, the relevant prospectus supplement relating to the securities, and
other documents Barclays Bank PLC has filed with the SEC for more complete information about Barclays Bank PLC and the offerings identified
above. Buyers should rely upon the prospectus, the relevant prospectus supplement, and any relevant free writing prospectus or pricing
supplement for complete details (including the risk factors relating to the offering). You may get these documents and other documents Barclays
Bank PLC has filed for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Capital Inc. or any agent or dealer
participating in this offering will arrange to send you the prospectus, prospectus supplement, any final pricing supplement and any free writing
prospectus, if you request it by calling your Barclays Capital Inc. sales representative, such dealer or 1-888-227-2275 (Extension 3430). A copy of
the prospectus may be obtained from Barclays Capital Inc., 745 Seventh Avenue - Attn: US InvSol Support, New York, NY 10019.



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The following case study is for informational and illustrative purposes only. It is not investment advice and it is not intended to suggest that the hypothetical proposals and examples discussed herein are appropriate for any investors irrespective of any apparent similarities such investors may have with the hypothetical characters described herein. I acknowledge that I am a financial professional and I will rely on my own professional judgment in making any investment recommendations to clients.

I AGREE I DISAGREE

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offerings of the securities identified above. Before you invest, you should read the prospectus dated February 10, 2009, the relevant prospectus supplement relating to the securities, and other documents Barclays Bank PLC has filed with the SEC for more complete information about Barclays Bank PLC and the offerings identified above. Buyers should rely upon the prospectus, the relevant prospectus supplement, and any relevant free writing prospectus or pricing supplement for complete details (including the risk factors relating to the offering). You may get these documents and other documents Barclays Bank PLC has filed for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Capital Inc. or any agent or dealer participating in this offering will arrange to send you the prospectus, prospectus supplement, any final pricing supplement and any free writing prospectus, if you request it by calling your Barclays Capital Inc. sales representative, such dealer or 1-888-227-2275 (Extension 3430). A copy of the prospectus may be obtained from Barclays Capital Inc., 745 Seventh Avenue - Attn: US InvSol Support, New York, NY 10019.

Done Internet


http://www.barclayscapital.wallst.com - Barclays Capital Structured Investments - Microsoft Internet Explorer
BARCLAYS CAPITAL
Meet the client
Introduction
Introduction to Structured Investments
Choosing a Structured Investment
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
Cindy:
Hello, I'm Cindy, a financial advisor. Thanks for joining me for my client meeting today.
© Barclays Bank PLC 2009
Done
Internet


http://www.barclayscapital.wallst.com - Barclays Capital Structured Investments - Microsoft Internet Explorer
BARCLAYS CAPITAL
Meet the client
Introduction
Introduction to Structured Investments
Choosing a Structured Investment
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
Lori:
We have some questions about our portfolio.
© Barclays Bank PLC 2009
Done
Internet


http://www.barclayscapital.wallst.com - Barclays Capital Structured Investments - Microsoft Internet Explorer
BARCLAYS CAPITAL
Meet the client
Introduction
Introduction to Structured Investments
Choosing a Structured Investment
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
Investment Policy Statement
Return profile
Risk profile
Liquidity needs
Time horizon
Cindy:
Since you need high returns to meet your current goals, your return profile is high.
© Barclays Bank PLC 2009
Done
Internet


http://www.barclayscapital.wallst.com - Barclays Capital Structured Investments - Microsoft Internet Explorer
BARCLAYS CAPITAL
Meet the client
Introduction
Introduction to Structured Investments
Choosing a Structured Investment
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
Investment Policy Statement
Return profile high
Risk profile low
Liquidity needs low
Time horizon medium-term
Cindy:
Therefore, your investment time horizon is medium term.
© Barclays Bank PLC 2009
Done
Internet



http://www.barclayscapital.wallst.com - Barclays Capital Structured Investments - Microsoft Internet Explorer
BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Traditional Investments
Reference Assets
Building Blocks
Potential Uses
Risks
Knowledge Check
Choosing a Structured Investment
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
Coming up next:
Traditional Investments
click to proceed to the next section
© Barclays Bank PLC 2009
Done
Internet

BARCLAYS CAPITAL


http://www.barclayscapital.wallst.com - Barclays Capital Structured Investments - Microsoft Internet Explorer
BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
Part 2: Introduction to Structured Investments
© Barclays Bank PLC 2009
Done
Internet



http://www.barclayscapital.wallst.com - Barclays Capital Structured Investments - Microsoft Internet Explorer
BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Traditional Investments
Reference Assets
Building Blocks
Potential Uses
Risks
Knowledge Check
Choosing a Structured Investment
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
Mutual Funds
Cindy:
Traditional investments like mutual funds, stocks, and bonds have served you well in the past.
© Barclays Bank PLC 2009
Done
Internet



http://www.barclayscapital.wallst.com - Barclays Capital Structured Investments - Microsoft Internet Explorer
BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Traditional Investments
Reference Assets
Building Blocks
Potential Uses
Risks
Knowledge Check
Choosing a Structured Investment
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
Stocks
Cindy:
Traditional investments like mutual funds, stocks, and bonds have served you well in the past.
© Barclays Bank PLC 2009
Done
Internet


http://www.barclayscapital.wallst.com - Barclays Capital Structured Investments - Microsoft Internet Explorer
BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Traditional Investments
Reference Assets
Building Blocks
Potential Uses
Risks
Knowledge Check
Choosing a Structured Investment
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
Bonds
Cindy:
Traditional investments like mutual funds, stocks, and bonds have served you well in the past.
© Barclays Bank PLC 2009
Done
Internet


http://www.barclayscapital.wallst.com - Barclays Capital Structured Investments - Microsoft Internet Explorer
BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Traditional Investments
Reference Assets
Building Blocks
Risks
Knowledge Check
Choosing a Structured Investment
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
RETURN OBJECTIVE
RISK APPETITE
Cindy:
However, you now have a mismatch between your return objective, which is high, and your risk appetite, which is low.
© Barclays Bank PLC 2009
Done
Internet

BARCLAYS CAPITAL


http://www.barclayscapital.wallst.com - Barclays Capital Structured Investments - Microsoft Internet Explorer
BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Traditional Investments
Reference Assets
Building Blocks
Potential Uses
Risks
Knowledge Check
Choosing a Structured Investment
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
RETURN OBJECTIVE
RISK APPETITE
Equities
Cindy:
Equity investments alone may satisfy your return objectives but they may expose your portfolio to higher volatility.
© Barclays Bank PLC 2009
Done
Internet


http://www.barclayscapital.wallst.com - Barclays Capital Structured Investments - Microsoft Internet Explorer
BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Traditional Investments
Reference Assets
Building Blocks
Potential Uses
Risks
Knowledge Check
Choosing a Structured Investment
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
Equities
RETURN OBJECTIVE
RISK APPETITE
Cindy:
Equity investments alone may satisfy your return objectives but they may expose your portfolio to higher volatility.
© Barclays Bank PLC 2009
Done
Internet



http://www.barclayscapital.wallst.com - Barclays Capital Structured Investments - Microsoft Internet Explorer
BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Traditional Investments
Reference Assets
Building Blocks
Potential Uses
Risks
Knowledge Check
Choosing a Structured Investment
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
RETURN OBJECTIVE
RISK APPETITE
Fixed Income
Cindy:
Conversely, fixed income investments alone may meet your desired risk objectives but may not provide enough appreciation potential.
© Barclays Bank PLC 2009
Done
Internet



http://www.barclayscapital.wallst.com - Barclays Capital Structured Investments - Microsoft Internet Explorer
BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Traditional Investments
Reference Assets
Building Blocks
Potential Uses
Risks
Knowledge Check
Choosing a Structured Investment
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
RETURN OBJECTIVE
RISK APPETITE
Fixed Income
Cindy:
Conversely, fixed income investments alone may meet your desired risk objectives but may not provide enough appreciation potential.
© Barclays Bank PLC 2009
Done
Internet


http://www.barclayscapital.wallst.com - Barclays Capital Structured Investments - Microsoft Internet Explorer
BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Traditional Investments
Reference Assets
Building Blocks
Potential Uses
Risks
Knowledge Check
Choosing a Structured Investment
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
Traditional Investments:
Equities
Fixed Income
Cindy:
It may be difficult to meet your particular risk-return objectives by investing in either equity or traditional fixed income securities.
© Barclays Bank PLC 2009
Done
Internet

BARCLAYS CAPITAL



http://www.barclayscapital.wallst.com - Barclays Capital Structured Investments - Microsoft Internet Explorer
BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Traditional Investments
Reference Assets
Building Blocks
Potential Uses
Risks
Knowledge Check
Choosing a Structured Investment
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
Lori and Jim's Objectives:
Potential for High Returns
Principal Protection
Lori:
But our objectives aren't really going to change, so what do you think we should do?
© Barclays Bank PLC 2009
Done
Internet



http://www.barclayscapital.wallst.com - Barclays Capital Structured Investments - Microsoft Internet Explorer
BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Traditional Investments
Reference Assets
Building Blocks
Potential Uses
Risks
Knowledge Check
Choosing a Structured Investment
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
Structured Investments
Lori and Jim's Portfolio
Cindy:
We might want to look at adding Structured Investments to your portfolio.
© Barclays Bank PLC 2009
Done
Internet


http://www.barclayscapital.wallst.com - Barclays Capital Structured Investments - Microsoft Internet Explorer
BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Traditional Investments
Reference Assets
Building Blocks
Potential Uses
Risks
Knowledge Check
Choosing a Structured Investment
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
Coming up next:
Reference Assets
click to proceed to the next section
Learn More:
• US structured investments market
• Typical investors
© Barclays Bank PLC 2009
Done
Internet


http://www.barclayscapital.wallst.com - Barclays Capital Structured Investments - Microsoft Internet Explorer
BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Traditional Investments
Reference Assets
Building Blocks
Potential Uses
Risks
Knowledge Check
Choosing a Structured Investment
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
Structured Investments
Cindy:
One of the positive aspects of Structured Investments is that they may offer the opportunity to achieve your risk-return objectives.
© Barclays Bank PLC 2009
Done
Internet


http://www.barclayscapital.wallst.com - Barclays Capital Structured Investments - Microsoft Internet Explorer
BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Traditional Investments
Reference Assets
Building Blocks
Potential Uses
Risks
Knowledge Check
Choosing a Structured Investment
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
Equities
Currencies
Commodities
Interest Rates
Cindy:
Structured investments typically derive their value from the performance of one or more assets, such as equities, currencies, commodities, interest rates or a combination of these. These are often called "reference assets."
© Barclays Bank PLC 2009
Done
Internet


http://www.barclayscapital.wallst.com - Barclays Capital Structured Investments - Microsoft Internet Explorer
BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Traditional Investments
Reference Assets
Building Blocks
Potential Uses
Risks
Knowledge Check
Choosing a Structured Investment
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
Coming up next:
Building Blocks
click to proceed to the next section
Learn More:
• Reference Assets
© Barclays Bank PLC 2009
Done
Internet


http://www.barclayscapital.wallst.com - Barclays Capital Structured Investments - Microsoft Internet Explorer
BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Traditional Investments
Reference Assets
Building Blocks
Potential Uses
Risks
Knowledge Check
Choosing a Structured Investment
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
Bond
+
Derivative
=
Structured Investments (Note or CD)
Cindy:
Each Structured investment is different, but each is typically a combination of bonds and derivatives "wrapped" into a note or certificate of deposit.
© Barclays Bank PLC 2009
Done
Internet

BARCLAYS CAPITAL


http://www.barclayscapital.wallst.com - Barclays Capital Structured Investments - Microsoft Internet Explorer
BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Traditional Investments
Reference Assets
Building Blocks
Potential Uses
Risks
Knowledge Check
Choosing a Structured Investment
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
Structured Investments (Note or CD)
3
10 YEARS
Cindy:
Notes have a defined maturity, of varying terms from three months to over ten years...
© Barclays Bank PLC 2009
Done
Internet


http://www.barclayscapital.wallst.com - Barclays Capital Structured Investments - Microsoft Internet Explorer
BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Traditional Investments
Reference Assets
Building Blocks
Potential Uses
Risks
Knowledge Check
Choosing a Structured Investment
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
Structured Investments (Note or CD)
15
30 YEARS
Cindy:
...and others may be considerably longer – for example 15 to 30 years.
© Barclays Bank PLC 2009
Done
Internet


http://www.barclayscapital.wallst.com - Barclays Capital Structured Investments - Microsoft Internet Explorer
BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Traditional Investments
Reference Assets
Building Blocks
Potential Uses
Risks
Knowledge Check
Choosing a Structured Investment
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
Structured Investments (Note or CD)
Cindy:
This is important because investors need to hold the notes to maturity in order to enjoy certain benefits, if applicable, these benefits can include, but are not limited to principal protection or enhanced returns.
© Barclays Bank PLC 2009
Done
Internet



http://www.barclayscapital.wallst.com - Barclays Capital Structured Investments - Microsoft Internet Explorer
BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Traditional Investments
Reference Assets
Building Blocks
Potential Uses
Risks
Knowledge Check
Choosing a Structured Investment
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
Principal protection
Enhanced returns
Cindy:
This is important because investors need to hold the notes to maturity in order to enjoy certain benefits. If applicable, these benefits can include, but are not limited to principal protection or enhanced returns.
© Barclays Bank PLC 2009
Done
Internet



http://www.barclayscapital.wallst.com - Barclays Capital Structured Investments - Microsoft Internet Explorer
BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Traditional Investments
Reference Assets
Building Blocks
Potential Uses
Risks
Knowledge Check
Choosing a Structured Investment
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
Coming up next:
Potential Uses
click to proceed to the next section
Learn More:
• Building blocks
• Wrapped (Wrapper)
• Derivatives
• Principal Protection
• Leveraged Returns
© Barclays Bank PLC 2009
Done
Internet


http://www.barclayscapital.wallst.com - Barclays Capital Structured Investments - Microsoft Internet Explorer
BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Traditional Investments
Reference Assets
Building Blocks
Potential Uses
Risks
Knowledge Check
Choosing a Structured Investment
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
Potential uses of Structured Investments
Tailor risk and reward characteristics
Implement market view
Provide access and efficiency
Cindy:
Investors may be able to use Structured Investments to tailor investment risk and reward characteristics.
© Barclays Bank PLC 2009
Done
Internet



http://www.barclayscapital.wallst.com - Barclays Capital Structured Investments - Microsoft Internet Explorer
BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Traditional Investments
Reference Assets
Building Blocks
Potential Uses
Risks
Knowledge Check
Choosing a Structured Investment
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
Tailor risk and reward characteristics
Cindy:
For now, let's focus on tailoring risk and reward characteristics, which is what you are looking to do.
© Barclays Bank PLC 2009
Done
Internet



http://www.barclayscapital.wallst.com - Barclays Capital Structured Investments - Microsoft Internet Explorer
BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Traditional Investments
Reference Assets
Building Blocks
Potential Uses
Risks
Knowledge Check
Choosing a Structured Investment
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
Lori and Jim's Objectives:
Cindy:
For now, let's focus on tailoring risk and reward characteristics, which is what you are looking to do.
© Barclays Bank PLC 2009
Done
Internet


http://www.barclayscapital.wallst.com - Barclays Capital Structured Investments - Microsoft Internet Explorer
BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Traditional Investments
Reference Assets
Building Blocks
Potential Uses
Risks
Knowledge Check
Choosing a Structured Investment
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
Lori and Jim's Objectives:
Potential for High Returns
Principal Protection
Cindy:
You would like an investment that offers high potential returns with some principal protection.
© Barclays Bank PLC 2009
Done
Internet


http://www.barclayscapital.wallst.com - Barclays Capital Structured Investments - Microsoft Internet Explorer
BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Traditional Investments
Reference Assets
Building Blocks
Potential Uses
Risks
Knowledge Check
Choosing a Structured Investment
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
Coming up next:
Risks
click to proceed to the next section
Learn More:
• Tailor risk and reward characteristics
• Implement a market view
• Provide access and efficiency
© Barclays Bank PLC 2009
Done
Internet


http://www.barclayscapital.wallst.com - Barclays Capital Structured Investments - Microsoft Internet Explorer
BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Traditional Investments
Reference Assets
Building Blocks
Potential Uses
Risks
Knowledge Check
Choosing a Structured Investment
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
Investors in Structured Investments...
Legal Owners?
Jim:
So, when we buy a Structured Investment, are we buying the reference asset?
© Barclays Bank PLC 2009
Done
Internet


http://www.barclayscapital.wallst.com - Barclays Capital Structured Investments - Microsoft Internet Explorer
BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Traditional Investments
Reference Assets
Building Blocks
Potential Uses
Risks
Knowledge Check
Choosing a Structured Investment
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
Investors in Structured Investments...
Dividends?
Cindy:
Therefore, you are not entitled to any dividends or other distributions of the reference asset.
© Barclays Bank PLC 2009
Done
Internet



http://www.barclayscapital.wallst.com - Barclays Capital Structured Investments - Microsoft Internet Explorer
BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Looking at a Product Brochure and choosing a Structured
Other uses of Structured Investments
Cindy:
You will also not have voting rights or other rights that an investor would have if he was the legal owner of the reference asset
Investors in Structured Investments...
Voting Rights?
© Barclays Bank PLC 2009
Done
Internet


http://www.barclayscapital.wallst.com - Barclays Capital Structured Investments - Microsoft Internet Explorer
BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
Investors in Structured Investments...
Risks?
Lori:
Are there any other things we should know?
© Barclays Bank PLC 2009
Done
Internet


http://www.barclayscapital.wallst.com - Barclays Capital Structured Investments - Microsoft Internet Explorer
BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Traditional Investments
Reference Assets
Building Blocks
Potential Uses
Risks
Knowledge Check
Choosing a Structured Investment
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
Selected Risk Considerations of Structured Investments
Principal Risk
Liquidity Risk
Credit Risk
Structure Complexity
Price Volatility
Opportunity Cost
Tax Considerations
Cindy:
When an investor purchases a Structured Investment that does not include full principal protection, the investor may lose some or all of his principal investment.
© Barclays Bank PLC 2009
Done
Internet



http://www.barclayscapital.wallst.com - Barclays Capital Structured Investments - Microsoft Internet Explorer
BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Traditional Investments
Reference Assets
Building Blocks
Potential Uses
Risks
Knowledge Check
Choosing a Structured Investment
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
Cindy:
Before purchasing a Structured Investment, an investor should carefully consider all possible risks.
© Barclays Bank PLC 2009
Done
Internet


http://www.barclayscapital.wallst.com - Barclays Capital Structured Investments - Microsoft Internet Explorer
BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Traditional Investments
Reference Assets
Building Blocks
Potential Uses
Risks
Knowledge Check
Choosing a Structured Investment
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
Coming up next:
Knowledge Check
click to proceed to the next section
Learn More:
• Secondary Markets
• Selected Risks of Structured Investments
© Barclays Bank PLC 2009
Done
Internet


http://www.barclayscapital.wallst.com - Barclays Capital Structured Investments - Microsoft Internet Explorer
BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Traditional Investments
Reference Assets
Building Blocks
Potential Uses
Risks
Knowledge Check
Choosing a Structured Investment
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
1
We have discussed three common uses of Structured Investments. Which of the following is not a common use?
Tailor risk and reward characteristics
Implement a market view
Provide access and efficiency
Allow for easy intraday trading
© Barclays Bank PLC 2009
Done
Internet



http://www.barclayscapital.wallst.com - Barclays Capital Structured Investments - Microsoft Internet Explorer
BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Traditional Investments
Reference Assets
Building Blocks
Potential Uses
Risks
Knowledge Check
Choosing a Structured Investment
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
1
We have discussed three common uses of Structured Investments. Which of the following is not a common use?
Tailor risk and reward characteristics
Incorrect. Structured Investments can be used by investors to tailor risk and reward characteristics.
Learn more about the uses of Structured Investments here
TRY AGAIN
© Barclays Bank PLC 2009
Done
Internet



http://www.barclayscapital.wallst.com - Barclays Capital Structured Investments - Microsoft Internet Explorer
BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Traditional Investments
Reference Assets
Building Blocks
Potential Uses
Risks
Knowledge Check
Choosing a Structured Investment
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
1
We have discussed three common uses of Structured Investments. Which of the following is not a common use?
Tailor risk and reward characteristics
Implement a market view
Allow for easy intraday trading
Incorrect. Structured Investments can be used by investors to implement a market view.
Learn more about the uses of Structured Investments here.
© Barclays Bank PLC 2009
Done
Internet


http://www.barclayscapital.wallst.com - Barclays Capital Structured Investments - Microsoft Internet Explorer
BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Traditional Investments
Reference Assets
Building Blocks
Potential Uses
Risks
Knowledge Check
Choosing a Structured Investment
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
1
We have discussed three common uses of Structured Investments. Which of the following is not a common use?
Tailor risk and reward characteristics
Implement a market view
Allow for easy intraday trading
Incorrect. Structured Investments can be used by investors to provide access and efficiency.
Learn more about the uses of Structured Investments here.
© Barclays Bank PLC 2009
Done
Internet



http://www.barclayscapital.wallst.com - Barclays Capital Structured Investments - Microsoft Internet Explorer
BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Traditional Investments
Reference Assets
Building Blocks
Potential Uses
Risks
Knowledge Check
Choosing a Structured Investment
Looking at a Product Brochure and choosing a Structured
Other uses of Structured Investments
1
We have discussed three common uses of Structured Investments. Which of the following is not a common use?
Tailor risk and reward characteristics
Correct! Structured Investments are meant to be held to maturity and they are not recommended for use as an intraday trading instrument.
Provide access and efficiency
Learn more about the uses of Structured Investments here.
Allow for easy intraday trading
© Barclays Bank PLC 2009
Done
Internet


http://www.barclayscapital.wallst.com - Barclays Capital Structured Investments - Microsoft Internet Explorer
BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Traditional Investments
Reference Assets
Building Blocks
Potential Uses
Risks
Knowledge Check
Choosing a Structured Investment
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
2 What is an important condition that you must satisfy to enjoy any principal protection that the investment may offer?
You must hold the investment in a retirement account
You must hold the investment to maturity
You must sell the investment before maturity
The structured investment must refer to a fixed income asset
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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Traditional Investments
Reference Assets
Building Blocks
Potential Uses
Risks
Knowledge Check
Choosing a Structured Investment
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
2
What is an important condition that you must satisfy to enjoy any principal protection that the investment may offer?
You must hold the investment in a retirement account
You must hold the investment to maturity
Incorrect. Structured Investments do not have to be held in a retirement account to enjoy any principal protection.
You must sell the investment before maturity
The structured investment must refer to a fixed income asset
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http://www.barclayscapital.wallst.com - Barclays Capital Structured Investments - Microsoft Internet Explorer
BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Traditional Investments
Reference Assets
Building Blocks
Potential Uses
Risks
Knowledge Check
Choosing a Structured Investment
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
2
What is an important condition that you must satisfy to enjoy any principal protection that the investment may offer?
You must hold the investment in a retirement account
Incorrect. Structured Investments do not need to refer to a fixed income asset for an investor to have principal protection.
You must sell the investment before maturity
Learn more about reference assets here.
TRY AGAIN
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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Traditional Investments
Reference Assets
Building Blocks
Potential Uses
Risks
Knowledge Check
Choosing a Structured Investment
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
2
What is an important condition that you must satisfy to enjoy any principal protection that the investment may offer?
You must hold the investment in a retirement account
Incorrect. If Structured Investments are sold before maturity, investors may not enjoy some or all the beneficial features of the investment.
You must sell the investment before maturity
TRY AGAIN
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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
2 What is an important condition that you must satisfy to enjoy any principal protection that the investment may offer?
Correct! Structured Investments need to be held to maturity for an investor to enjoy the principal protection feature of the investments.
Learn more about Structured Investments here.
NEXT ›
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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Traditional Investments
Reference Assets
Building Blocks
Potential Uses
Risks
Knowledge Check
Choosing a Structured Investment
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
3
All else being equal, when an investor has low liquidity needs, this makes it more likely that he will be able to hold a Structured Investment to maturity:
True
False
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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Traditional Investments
Reference Assets
Building Blocks
Potential Uses
Risks
Knowledge Check
Choosing a Structured Investment
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
3
All else being equal, when an investor has low liquidity needs, this makes it more likely that he will be able to hold a Structured Investment to maturity:
True
Incorrect. Structured Investments are meant to be held to maturity. Therefore, if an investor needs near-term liquidity, Structured Investments may not be an appropriate choice.
TRY AGAIN
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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Traditional Investments
Reference Assets
Building Blocks
Potential Uses
Risks
Knowledge Check
Choosing a Structured Investment
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
3
All else being equal, when an investor has low liquidity needs, this makes it more likely that he will be able to hold a Structured Investment to maturity:
True
False
Correct!
NEXT
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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Traditional Investments
Reference Assets
Building Blocks
Potential Uses
Risks
Knowledge Check
Choosing a Structured Investment
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
4
Listed below are some risks that are associated with Structured Investments. Choose all the risks that are relevant to Structured Investments
Credit Risk
Principal Risk
Liquidity Risk
Margin Call Risk
Structure Complexity
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http://www.barclayscapital.wallst.com - Barclays Capital Structured Investments - Microsoft Internet Explorer
BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Traditional Investments
Reference Assets
Building Blocks
Potential Uses
Risks
Knowledge Check
Choosing a Structured Investment
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
4
Listed below are some risks that are associated with Structured Investments. Choose all the risks that are relevant to Structured Investments
Credit Risk
Incorrect. Margin call risk is not a specific risk that is relevant to Structured Investments.
Learn more about the risks of Structured Investments here.
TRY AGAIN
Margin Call Risk
Structure Complexity
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BARCLAYS CAPITAL


http://www.barclayscapital.wallst.com - Barclays Capital Structured Investments - Microsoft Internet Explorer
BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Traditional Investments
Reference Assets
Building Blocks
Potential Uses
Risks
Knowledge Check
Choosing a Structured Investment
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
4
Listed below are some risks that are associated with Structured Investments. Choose all the risks that are relevant to Structured Investments
Credit Risk
Principal Risk
Correct!
To learn more about the risks of Structured Investments please click here.
Liquidity Risk
NEXT
Margin Call Risk
Structure Complexity
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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
Part 3: Choosing a Structured Investment
Coming up next:
Principal Protected Note
click to proceed to the next section
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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
Lori and Jim's Objectives:
Potential for High Returns
Principal Protection
Lori:
It sounds like Structured Investments may be a potential option for us, but how can we determine what particular type of Structured Investment may best help us achieve our current objectives?
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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
PRINCIPAL PROTECTED NOTES
SUPERTRACK NOTES
Cindy:
There are many different types of Structured Investments. Since we are focused on principal protection and potential capital appreciation, let's look at Principal Protected Notes, Capped Buffered SuperTrack Notes, and Buffered SuperTrack Notes with leverage downside.
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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Principal Protected Note
Knowledge Check
Capped Buffered SuperTrack℠
Leverage Buffered SuperTrack℠
Knowledge Check
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
Principal Protected Notes
Capped Buffered SuperTrack℠ Notes
Buffered SuperTrack℠ Notes
(with leveraged downside)
Cindy:
There are many different types of Structured Investments. Since we are focused on principal protection and potential capital appreciation, let's look at Principal Protected Notes, Capped Buffered SuperTrack℠ Notes, and Buffered SuperTrack℠ Notes with leverage downside.
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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Knowledge Check
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
BARCLAYS CAPITAL
PRINCIPAL PROTECTED NOTES
Cindy:
At maturity, Principal Protected Notes are designed to return the original invested principal plus a portion of the reference asset's appreciation, if any. Typically these notes offer leveraged or enhanced participation in the reference asset, but they can also offer full or partial participation as well.
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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Principal Protected Note
Knowledge Check
Capped Buffered SuperTrack™
Leverage Buffered SuperTrack™
Knowledge Check
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
Choosing Different Types of Structured Investments
Principal Protected Notes
Initial Investment: $1000
Term to Maturity: 4 years
Reference Asset: S&P 500® Index
$1000
Four Years
$1000
$800
$600
$400
$200
INITIAL INVESTMENT
VALUE AT MATURITY
VALUE OF DIRECT INVESTMENT IN REFERNCE ASSET
Cindy:
For example, let's say you invest $1,000 in a Principal Protected Note referencing the S&P 500® Index with a four year maturity.
The Notes are intended to be held to maturity. The investor may receive less, and possibly significantly less than the amount invested if the investor sells the Notes prior to maturity. Any payment on the Notes, including any principal protection feature, is subject to the creditworthiness of the issuer.
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http://www.barclayscapital.wallst.com - Barclays Capital Structured Investments - Microsoft Internet Explorer
BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Principal Protected Note
Knowledge Check
Capped Buffered SuperTrack™
Leverage Buffered SuperTrack™
Knowledge Check
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
Choosing Different Types of Structured Investments
Principal Protected Notes
Initial Investment: $1000
Term to Maturity: 4 years
Reference Asset: S&P 500® Index
Index down 50%
$1000
$500
$500
Investor still receives initial $1000 investment
Due to principal protection feature
$1000
$800
$600
$400
$200
INITIAL INVESTMENT
VALUE AT MATURITY
VALUE OF DIRECT INVESTMENT IN REFERENCE ASSET
DOWNSIDE PROTECTION
Cindy:
If the index is down 50% four years from now, you would still receive your initial $1,000 investment at maturity
The Notes are intended to be held to maturity. The investor may receive less, and possibly significantly less than the amount invested if the investor sells the Notes prior to maturity. Any payment on the Notes, including any principal protection feature, is subject to the creditworthiness of the issuer.
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http://www.barclayscapital.wallst.com - Barclays Capital Structured Investments - Microsoft Internet Explorer
BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Principal Protected Note
Knowledge Check
Capped Buffered SuperTrack℠
Leverage Buffered SuperTrack℠
Knowledge Check
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
Choosing Different Types of Structured Investments
Direct Investment in Reference Asset
Initial Investment: $1000
Term to Maturity: 4 years
Reference Asset: S&P 500® Index
$1000
Index down 50%
$500
Investment declined to $500
No principal protection
$1000
$800
$600
$400
$200
INITIAL INVESTMENT
VALUE AT MATURITY
VALUE OF DIRECT INVESTMENT IN REFERENCE ASSET
Lori:
I see, so the principal protection feature provides us with 100% return of principal, subject to the issuer's credit risk, if the market declines and we hold the note to maturity. What happens if the S&P 500® Index appreciates?
The Notes are intended to be held to maturity. The investor may receive less, and possibly significantly less than the amount invested if the investor sells the Notes prior to maturity. Any payment on the Notes, including any principal protection feature, is subject to the creditworthiness of the issuer.
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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
Choosing Different Types of Structured Investments
Principal Protected Notes
Initial Investment: $1000
Term to Maturity: 4 years
Reference Asset: S&P 500® Index
Value of Principal Protected Note
$500
$500
100% of initial investment
Value of Direct Investment in Reference Asset
$500
50% of initial investment
$1000
$800
$600
$400
$200
VALUE AT MATURITY
VALUE AT MATURITY
VALUE OF DIRECT INVESTMENT IN REFERENCE ASSET
DOWNSIDE PROTECTION
Lori:
I see, so the principal protection feature provides us with 100% return of principal, subject to the issuer's credit risk, if the market declines and we hold the note to maturity. What happens if the S&P 500® Index appreciates?
The Notes are intended to be held to maturity. The investor may receive less, and possibly significantly less than the amount invested if the investor sells the Notes prior to maturity. Any payment on the Notes, including any principal protection feature, is subject to the creditworthiness of the issuer.
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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Principal Protected Note
Knowledge Check
Capped Buffered SuperTrack
Leverage Buffered SuperTrack
Knowledge Check
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
Choosing Different Types of Structured Investments
Initial Investment: $1000
Term to Maturity: 4 years
Reference Asset: S&P 500 Index
$1000
Upside participation
$1000
$800
$600
$400
$200
Initial investment of $1000
INITIAL INVESTMENT
VALUE AT MATURITY
VALUE OF DIRECT INVESTMENT IN REFERENCE ASSET
UPSIDE PARTICIPATION
Cindy:
If the S&P 500 Index is up at the end of the four years, then you would receive your initial investment of $1,000 plus a percentage of the appreciation of the S&P 500 Index.
The Notes are intended to be held to maturity. The investor may receive less, and possibly significantly less than the amount invested if the investor sells the Notes prior to maturity. Any payment on the Notes, including any principal protection feature, is subject to the creditworthiness of the issuer.
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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Principal Protected Note
Knowledge Check
Capped Buffered SuperTrack
Leverage Buffered SuperTrack
Knowledge Check
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
Full Participation: 100%
Cindy:
Depending on the terms of the note, you may receive a participation rate of 100%, known as "full participation"...
The Notes are intended to be held to maturity. The investor may receive less, and possibly significantly less than the amount invested if the investor sells the Notes prior to maturity. Any payment on the Notes, including any principal protection feature, is subject to the creditworthiness of the issuer.
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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Principal Protected Note
Knowledge Check
Capped Buffered SuperTrack℠
Leverage Buffered SuperTrack℠
Knowledge Check
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
Partial Participation: Less Than 100%
Cindy:
Depending on the terms of the note, you may receive a participation rate of 100%, known as "full participation"...
The Notes are intended to be held to maturity. The investor may receive less, and possibly significantly less than the amount invested if the investor sells the Notes prior to maturity. Any payment on the Notes, including any principal protection feature, is subject to the creditworthiness of the issuer.
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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
Enhanced Participation: Greater Than 100%
Cindy:
...or greater than 100% of the appreciation of the S&P 500® Index, known as "enhanced participation."
The Notes are intended to be held to maturity. The investor may receive less, and possibly significantly less than the amount invested if the investor sells the Notes prior to maturity. Any payment on the Notes, including any principal protection feature, is subject to the creditworthiness of the issuer.
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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Principal Protected Note
Knowledge Check
Capped Buffered SuperTrack™
Leverage Buffered SuperTrack™
Knowledge Check
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
Choosing Different Types of Structured Investments
Initial Investment: $1000
Term to Maturity: 4 years
Reference Asset: S&P 500® Index
Participation Rate: 105%
Index up 50% over 4 years
$25
$1500
$1000
Investor receives $1525
Due to enhanced return (leveraged) feature
$1600
$1400
$1200
$1000
$800
$600
$400
$200
INITIAL INVESTMENT
VALUE AT MATURITY
VALUE OF DIRECT INVESTMENT IN REFERNCE ASSET
ENHANCED (LEVERAGED) RETURN
Cindy:
...then at maturity, you would receive $1,525. This represents your initial investment plus 105% of the S&P 500® Index's gain.
The Notes are intended to be held to maturity. The investor may receive less, and possibly significantly less than the amount invested if the investor sells the Notes prior to maturity. Any payment on the Notes, including any principal protection feature, is subject to the creditworthiness of the issuer.
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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
Choosing Different Types of Structured Investments
$1600
$1400
$1200
$1000
$800
$600
$400
$200
Value of Principal Protected Note
$25
$1500
$1500
Value of Direct Investment in Reference Asset
Principal Protected Note vs Direct Investment
VALUE OF DIRECT INVESTMENT IN REFERENCE ASSET
ENHANCED (LEVERAGED) RETURN
Cindy:
Compare this to a payoff of $1500 for a direct investment in the S&P 500® Index.
The Notes are intended to be held to maturity. The investor may receive less, and possibly significantly less than the amount invested if the investor sells the Notes prior to maturity. Any payment on the Notes, including any principal protection feature, is subject to the creditworthiness of the issuer.
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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Principal Protected Note
Knowledge Check
Capped Buffered SuperTrack™
Leverage Buffered SuperTrack™
Knowledge Check
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
Choosing Different Types of Structured Investments
$25
Additional $25 due to Enhanced Participation
Leveraged Return
VALUE OF DIRECT INVESTMENT IN REFERNCE ASSET
ENHANCED (LEVERAGED) RETURN
Cindy:
The additional $25 you would receive from this Structured Investment is due to the enhanced participation feature, also known as being leveraged.
The Notes are intended to be held to maturity. The investor may receive less, and possibly significantly less than the amount invested if the investor sells the Notes prior to maturity. Any payment on the Notes, including any principal protection feature, is subject to the creditworthiness of the issuer.
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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Principal Protected Note
Knowledge Check
Capped Buffered SuperTrack™
Leverage Buffered SuperTrack™
Knowledge Check
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
Payoff Diagram at maturity
Investment return
0%
0%
Change in reference asset value
VALUE OF DIRECT INVESTMENT IN REFERNCE ASSET
ENHANCED (LEVERAGED) RETURN
DOWNSIDE PROTECTION
Cindy:
To get a better sense of how the payoffs work, imagine the upside and downside scenarios we just mentioned.
*The Notes are intended to be held to maturity. The investor may receive less, and possibly significantly less than the amount invested if the investor sells the Notes prior to maturity. Any payment on the Notes, including any principal protection feature, is subject to the creditworthiness of the issuer.
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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Principal Protected Note
Knowledge Check
Capped Buffered SuperTrack™
Leverage Buffered SuperTrack™
Knowledge Check
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
Payoff Diagram at maturity
Investment return
0%
0%
Change in reference asset value
Cindy:
....and then connected all the points between these bar charts...
The Notes are intended to be held to maturity. The investor may receive less, and possibly significantly less than the amount invested if the investor sells the Notes prior to maturity. Any payment on the Notes, including any principal protection feature, is subject to the creditworthiness of the issuer.
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http://www.barclayscapital.wallst.com - Barclays Capital Structured Investments - Microsoft Internet Explorer
BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Principal Protected Note
Knowledge Check
Capped Buffered SuperTrack℠
Leverage Buffered SuperTrack℠
Knowledge Check
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
Payoff Diagram at maturity
Investment return
0%
Change in reference asset value
VALUE OF DIRECT INVESTMENT IN REFERENCE ASSET
ENHANCED (LEVERAGED) RETURN
DOWNSIDE PROTECTION
Cindy:
You should think of the returns of a Principal Protected Note, or any other Structured Investment, as a range of potential returns, not isolated scenarios.
The Notes are intended to be held to maturity. The investor may receive less, and possibly significantly less than the amount invested if the investor sells the Notes prior to maturity. Any payment on the Notes, including any principal protection feature, is subject to the creditworthiness of the issuer.
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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Principal Protected Note
Knowledge Check
Capped Buffered SuperTrack℠
Leverage Buffered SuperTrack℠
Knowledge Check
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
Coming up next:
Knowledge Check
click to proceed to the next section
Learn More:
• Full Participation
• Partial Participation
• Enhanced Participation
• Principal Protected Note
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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Principal Protected Note
Knowledge Check
Capped Buffered SuperTrack℠
Leverage Buffered SuperTrack℠
Knowledge Check
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
1
Below is a payoff diagram of a Principal Protected Note. The letter A is pointing to the:
Reference asset return
Enhanced return (leveraged) on the upside
Principal protected downside
Leveraged return on the downside
C
B
A
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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Principal Protected Note
Knowledge Check
Capped Buffered SuperTrack℠
Leverage Buffered SuperTrack℠
Knowledge Check
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
1
Below is a payoff diagram of a Principal Protected Note. The letter A is pointing to the:
Reference asset return
Principal protected downside
Leveraged return on the d
Incorrect. A Principal Protected Note is 100% protected on the downside, which means that it does not have a leveraged downside return.
Learn more about Principal Protected Notes here.
TRY AGAIN
C
A
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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Principal Protected Note
Knowledge Check
Capped Buffered SuperTrack™
Leverage Buffered SuperTrack™
Knowledge Check
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
1
Below is a payoff diagram of a Principal Protected Note. The letter A is pointing to the:
Reference asset return
Incorrect. B points to the principal protected downside of the note
Learn more about Principal Protected Notes here.
TRY AGAIN
C
B
A
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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Principal Protected Note
Knowledge Check
Capped Buffered SuperTrack℠
Leverage Buffered SuperTrack℠
Knowledge Check
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
1
Below is a payoff diagram of a Principal Protected Note. The letter A is pointing to the:
Reference asset return
Incorrect. C points to the enhanced return (leveraged) upside of the note.
Learn more about Principal Protected Notes here.
TRY AGAIN
C
B
A
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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Principal Protected Note
Knowledge Check
Capped Buffered SuperTrack
Leverage Buffered SuperTrack
Knowledge Check
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
1
Below is a payoff diagram of a Principal Protected Note. The letter A is pointing to the:
Reference asset return
Correct! The white dotted line that A refers to is the reference asset return. B points to the principal protected downside and C points to the enhanced return (leveraged) upside of the note.
Learn more about Principal Protected Notes here.
NEXT
C
A
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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Principal Protected Note
Knowledge Check
Capped Buffered SuperTrack
Leverage Buffered SuperTrack
Knowledge Check
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
2
The following graphs represent two hypothetical scenarios for a particular Principal Protected Note. Choose the payoff diagram below that would best fit the scenarios:
Reference asset appreciates 40% at maturity
Note returns 80% of upside return of reference asset
32%
$1000
$1000
$320
forgone return $80
payout $1320
INITIAL INVESTMENT
VALUE AT MATURITY
Reference asset depreciates 50% at maturity
Note is 100% principal protected
0%
$1000
$500
$500
payout $1000
INITIAL INVESTMENT
VALUE AT MATURITY
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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Principal Protected Note
Knowledge Check
Capped Buffered SuperTrack℠
Leverage Buffered SuperTrack℠
Knowledge Check
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
2
The following graphs represent two hypothetical scenarios for a particular Principal Protected Note. Choose the payoff diagram below that would best fit the scenarios:
Reference asset appreciates 40% at maturity
Reference asset depreciates 50% at maturity
Note is 100% principal protected
32%
0%
Incorrect. This is a payoff diagram for a Buffered SuperTrack℠ Note. You will learn more about this note later.
TRY AGAIN
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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Principal Protected Note
Knowledge Check
Capped Buffered SuperTrack℠
Leverage Buffered SuperTrack℠
Knowledge Check
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
2
The following graphs represent two hypothetical scenarios for a particular Principal Protected Note. Choose the payoff diagram below that would best fit the scenarios:
Reference asset appreciates 40% at maturity
Reference asset depreciates 50% at maturity
Incorrect. Although this payoff diagram is of a Principal Protected Note, the upside of the payoff diagram has full participation and does not accurately represent the scenarios above.
Learn more about full participation here.
TRY AGAIN
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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Principal Protected Note
Knowledge Check
Capped Buffered SuperTrack℠
Leverage Buffered SuperTrack℠
Knowledge Check
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
2
The following graphs represent two hypothetical scenarios for a particular Principal Protected Note. Choose the payoff diagram below that would best fit the scenarios:
Reference asset appreciates 40% at maturity
Reference asset depreciates 50% at maturity
Incorrect. Although this payoff diagram is of a Principal Protected Note, the upside of the payoff diagram is leveraged and does not accurately represent the scenarios above.
Learn more about being leveraged here.
TRY AGAIN
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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Principal Protected Note
Knowledge Check
Capped Buffered SuperTrack™
Leverage Buffered SuperTrack™
Knowledge Check
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
2
The following graphs represent two hypothetical scenarios for a particular Principal Protected Note. Choose the payoff diagram below that would best fit the scenarios:
Reference asset appreciates 40% at maturity
Reference asset depreciates 50% at maturity
Correct! This payoff diagram has 100% principal protection on the downside, so even if the reference asset decreases, an investor would receive his initial investment at maturity. Also, the Structured Investment has partial participation in the upside, which means that if the reference asset appreciates, the structured note would pay out only a portion of the reference asset return at maturity.
You can learn more about Principal Protected Notes here.
NEXT ▸
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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Principal Protected Note
Knowledge Check
Capped Buffered SuperTrack℠
Leverage Buffered SuperTrack℠
Knowledge Check
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
3
You purchase a Principal Protected Note linked to a basket of commodities. The note has a participation rate of 115%. If the commodities basket appreciates 10% at maturity, then what is not true:
At maturity, you would receive your initial investment plus 115% of the appreciation of the commodity basket.
The upside of this note would be considered leveraged.
At maturity, you would receive the difference between the final price of the reference asset and the initial price of the reference
You would receive your initial investment at maturity whether or not the commodities basket has appreciated.
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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Principal Protected Note
Knowledge Check
Capped Buffered SuperTrack℠
Leverage Buffered SuperTrack℠
Knowledge Check
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
3
You purchase a Principal Protected Note linked to a basket of commodities. The note has a participation rate of 115%. If the commodities basket appreciates 10% at maturity, then what is not true:
At maturity, you would receive your initial investment plus 115% of the appreciation of the commodity basket
The upside of this note would be considered leveraged
Incorrect. This statement is true.
price of the reference asset and the initial price of the reference
TRY AGAIN
the commodities basket has appreciated
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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Principal Protected Note
Knowledge Check
Capped Buffered SuperTrack℠
Leverage Buffered SuperTrack℠
Knowledge Check
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
3
You purchase a Principal Protected Note linked to a basket of commodities. The note has a participation rate of 115%. If the commodities basket appreciates 10% at maturity, then what is not true:
At maturity, you would receive your initial investment plus 115% of the appreciation of the commodity basket.
The upside of this note would be considered leveraged.
Incorrect. This statement is true.
price of the reference asset and the initial price of the reference
TRY AGAIN
the commodities basket has appreciated.
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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Principal Protected Note
Knowledge Check
Capped Buffered SuperTrack℠
Leverage Buffered SuperTrack℠
Knowledge Check
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
3
You purchase a Principal Protected Note linked to a basket of commodities. The note has a participation rate of 115%. If the commodities basket appreciates 10% at maturity, then what is not true:
At maturity, you would receive your initial investment plus 115% of the appreciation of the commodity basket
The upside of this note would be considered leveraged.
Incorrect. This statement is true.
price of the reference asset and the initial price of the reference
TRY AGAIN
the commodities basket has appreciated
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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Principal Protected Note
Knowledge Check
Capped Buffered SuperTrack™
Leverage Buffered SuperTrack™
Knowledge Check
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
3
You purchase a Principal Protected Note linked to a basket of commodities. The note has a participation rate of 115%. If the commodities basket appreciates 10% at maturity, then what is not true:
At maturity, you would receive your initial investment plus 115% of the appreciation of the commodity basket
Correct! This Principal Protected Note has principal protection on the downside, so even if the reference asset decreases, an investor would receive his initial investment at maturity. Also, the Structured Investment has enhanced participation in the upside, which means that if the reference asset appreciates, the structured note would pay out only a portion of the reference asset return at maturity.
You can learn more about Principal Protected Notes here.
NEXT ▸
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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Principal Protected Note
Knowledge Check
Capped Buffered SuperTrack™
Leverage Buffered SuperTrack™
Knowledge Check
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
Coming up next:
Capped Buffered SuperTrack℠ Note
click to proceed to the next section
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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Principal Protected Note
Knowledge Check
Capped Buffered SuperTrack™
Leverage Buffered SuperTrack™
Knowledge Check
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
BARCLAYS CAPITAL
SUPERTRACK℠ NOTES
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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Principal Protected Note
Knowledge Check
Capped Buffered SuperTrack™
Leverage Buffered SuperTrack™
Knowledge Check
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
Principal Protected Note
Payoff Diagram at maturity
Investment return
Change in reference asset value
Capped Buffered SuperTrack℠ Note
Payoff Diagram at maturity
Investment return
Change in reference asset value
Cindy:
This note is similar to the Principal Protected Note in that it offers some level of downside protection, as well as the opportunity for upside participation.
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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Principal Protected Note
Knowledge Check
Capped Buffered SuperTrack™
Leverage Buffered SuperTrack™
Knowledge Check
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
Principal Protected Note
Payoff Diagram at maturity
Investment return
Change in reference asset value
Capped Buffered SuperTrack℠ Note
Payoff Diagram at maturity
Investment return
Change in reference asset value
Cindy:
This note is similar to the Principal Protected Note in that it offers some level of downside protection, as well as the opportunity for upside participation.
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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Principal Protected Note
Knowledge Check
Capped Buffered SuperTrack℠
Leverage Buffered SuperTrack℠
Knowledge Check
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
Principal Protected Note
Payoff Diagram at maturity
Investment return
Principal protected
Change in reference asset value
Capped Buffered SuperTrack℠ Note
Payoff Diagram at maturity
Investment return
Not principal protected
Change in reference asset value
Cindy:
However, the Capped Buffered SuperTrack℠ Note is not fully principal protected and you could lose part of your principal if the reference asset declines enough.
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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
Principal Protected Note
Uncapped upside
Investment return
Change in reference asset value
Capped Buffered SuperTrack℠ Note
Capped upside
Investment return
Change in reference asset value
Cindy:
Also, depending on its structure, a Capped Buffered SuperTrack℠ Note may limit an investor to a maximum return as there is usually a cap on the upside
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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Principal Protected Note
Knowledge Check
Capped Buffered SuperTrack℠
Leverage Buffered SuperTrack℠
Knowledge Check
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
Capped Buffered SuperTrack℠ Note
Initial investment $1000
Term to Maturity 4 years
Underlying S&P 500® Index
Upside participation (up to cap) 200%
Maximum return (due to upside cap) 30%
Buffer level 30%
Cindy:
The best way to understand this is to look at an example. Assume that you invest $1,000 in a 4-year Capped Buffered SuperTrack℠ Note referencing the S&P 500® Index.
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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
CLOSE AND CONTINUE
Click the lettered sections for details about that feature of the Capped Buffered SuperTrack℠ Note
Payoff Diagram at maturity
Capped Buffered SuperTrack℠ Note
Initial investment
Term to Maturity
4 years
Underlying
Upside participation (up to cap)
Maximum return (due to upside cap)
Buffer level
0%
Investment return
A
B
C
D
Change in reference asset value
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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Principal Protected Note
Knowledge Check
Capped Buffered SuperTrack℠
Leverage Buffered SuperTrack℠
Knowledge Check
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
CLOSE AND CONTINUE
1-for-1 Downside
If, over the life of the investment, the reference asset depreciates below the pre-specified protection level ("buffer"), then the structured investment participates 1-for-1 in the downside, or in other words, has the same rate of decline as the reference asset. This means that the maximum capital at risk is a predetermined percentage of principal.
In this hypothetical scenario, the buffered level is 30%. This means that at maturity if the reference asset declines more than 30%, an investor would lose 1.00% for every 1.00% decrease in the reference asset. The maximum the investor can lose is 70%, the difference between the initial investment and the level of protection
Payoff Diagram at maturity
Capped Buffered SuperTrack℠ Note
Initial investment $1000
Term to Maturity 4 years
Underlying S&P 500® Index
Upside participation (up to cap) 200%
Maximum return (due to upside cap) 30%
Buffer level 30%
Investment return
0%
30%
1-for-1 Downside
A
B
C
D
0%
-30%
Change in reference asset value
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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Principal Protected Note
Knowledge Check
Capped Buffered SuperTrack℠
Leverage Buffered SuperTrack℠
Knowledge Check
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
CLOSE AND CONTINUE
Principal Protection
If, over the life of the investment, the reference asset depreciates, but does not depreciate below the pre-specified protection level ("buffer"), then the payoff of the structured investment is equal to the initial principal invested.
In this hypothetical scenario, the downside buffer is 30%. This means that as long as the reference asset does not decline more than 30%, an investor will receive 100% protection on his original investment at maturity.
Payoff Diagram at maturity
Capped Buffered SuperTrack℠ Note
Initial investment $1000
Term to Maturity 4 years
Underlying S&P 500® Index
Upside participation (up to cap) 200%
Maximum return (due to upside cap) 30%
Buffer level 30%
Investment return
0%
Principal protection
A
B
C
D
-30%
0%
Change in reference asset value
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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Principal Protected Note
Knowledge Check
Capped Buffered SuperTrack℠
Leverage Buffered SuperTrack℠
Knowledge Check
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
CLOSE AND CONTINUE
Leveraged Upside
If, over the life of the investment, the reference asset appreciates modestly but less than the cap, then the structured investment will provide leveraged upside return. This means that the investment return increases or decreases at a faster rate than that of the reference asset. In this instance, the maximum return of the investment will be limited because of an upside cap.
In this hypothetical scenario, the upside participation rate is 200% below the cap. This means that if the reference asset appreciates over the life of the investment, an investor would gain 2.00% for every 1.00% increase in the reference asset. The maximum return for this note will be 30% due to a cap on the upside.
Payoff Diagram at maturity
Capped Buffered SuperTrack℠ Note
Initial investment $1000
Term to Maturity 4 years
Underlying S&P 500® Index
Upside participation (up to cap) 200%
Maximum return (due to upside cap) 30%
Buffer level 30%
30%
0%
Investment return
Leveraged Upside
A
B
C
D
0% 15%
Change in reference asset value
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BARCLAYS CAPITAL

Meet the client | Introduction to Structured Investments | Choosing a Structured Investment | Principal Protected Note | Knowledge Check | Capped Buffered SuperTrack℠ | Leverage Buffered SuperTrack℠ | Knowledge Check | Looking at a Product Brochure and choosing a Structure | Other uses of Structured Investments

CLOSE AND CONTINUE

Upside Cap

Some structured investments are designed to limit, or cap, the investment's upside to a pre-defined, maximum return. A cap typically provides for greater upside leverage than an otherwise identical but uncapped structure.

In this hypothetical scenario the maximum return is 30% and the upside participation rate is 200%. If the reference asset appreciates more than 15% at maturity, the investor would forgo any return in excess of 30%.



Payoff Diagram at maturity
Capped Buffered SuperTrack℠ Note
Initial investment
Term to Maturity
4 years
Underlying
Maximum return
(due to upside cap)
30%
0%
Upside Cap
Investment return
A
B
C
D
15%
Change in reference asset value

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http://www.barclayscapitalwallst.com - Barclays Capital Structured Investments - Microsoft Internet Explorer
BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Principal Protected Note
Knowledge Check
Capped Buffered SuperTrack℠
Leverage Buffered SuperTrack℠
Knowledge Check
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
Capped Buffered SuperTrack℠ Note
Payoff Diagram at maturity
Investment return
Change in reference asset value
Cindy:
Having less than full principal protection and a capped upside allows for a greater upside participation rate below the cap.
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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Principal Protected Note
Knowledge Check
Capped Buffered SuperTrack℠
Leverage Buffered SuperTrack℠
Knowledge Check
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
Capped Buffered SuperTrack℠ Note
Payoff Diagram at maturity
Investment return
Change in reference asset value
Cindy:
Having less than full principal protection and a capped upside allows for a greater upside participation rate below the cap.
© Barclays Bank PLC 2009
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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Principal Protected Note
Knowledge Check
Capped Buffered SuperTrack℠
Leverage Buffered SuperTrack℠
Knowledge Check
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
Principal Protected Note
Payoff Diagram at maturity
Investment return
Change in reference asset value
Capped Buffered SuperTrack℠ Note
Payoff Diagram at maturity
Investment return
Change in reference asset value
Cindy:
This is why a Capped Buffered SuperTrack(SM) Note typically has a greater participation rate below the cap than an otherwise identical Principal Protected Note.
© Barclays Bank PLC 2009
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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Principal Protected Note
Knowledge Check
Capped Buffered SuperTrack℠
Leverage Buffered SuperTrack℠
Knowledge Check
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
Principal Protected Note
Payoff Diagram at maturity
Investment return
Change in reference asset value
Capped Buffered SuperTrack℠ Note
Payoff Diagram at maturity
Investment return
Change in reference asset value
Cindy:
This is why a Capped Buffered SuperTrack(SM) Note typically has a greater participation rate below the cap than an otherwise identical Principal Protected Note.
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BARCLAYS CAPITAL

Meet the client | Introduction to Structured Investments | Choosing a Structured Investment | Principal Protected Note | Knowledge Check | Capped Buffered SuperTrack℠ | Leverage Buffered SuperTrack℠ | Knowledge Check | Looking at a Product Brochure and choosing a Structure | Other uses of Structured Investments

Selected Risks of Structured Investments:

- Principal Risk
- Liquidity Risk
- Credit Risk
- Structure Complexity
- Price Volatility
- Opportunity Cost
- Tax Considerations

Cindy:
A Capped Buffered SuperTrack℠ Note has risks common to other Structured Investments. In addition to these risks, the note also has risks specific to this structure that we should discuss.

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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Principal Protected Note
Knowledge Check
Capped Buffered SuperTrack™
Leverage Buffered SuperTrack™
Knowledge Check
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
Capped Buffered SuperTrack℠ Note
Payoff Diagram at maturity
Forgone gains due to cap
Upside cap
Investment return
Change in reference asset value
Cindy:
The features of a Capped Buffered SuperTrack℠ Note are such that if the reference asset rises dramatically, you will forgo gains beyond the cap.
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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Principal Protected Note
Knowledge Check
Capped Buffered SuperTrack™
Leverage Buffered SuperTrack™
Knowledge Check
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
Capped Buffered SuperTrack℠ Note
Payoff Diagram at maturity
Investment return
Capital at risk
Change in reference asset value
Cindy:
Conversely if the reference asset declines below the level of protection, your invested capital may be at risk.
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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Principal Protected Note
Knowledge Check
Capped Buffered SuperTrack℠
Leverage Buffered SuperTrack℠
Knowledge Check
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
Coming up next:
Leverage Buffered SuperTrack℠ Note
click to proceed to the next section
Cindy:
Another investment to consider is the Buffered SuperTrack(SM) Note with leverage downside, which may also help you achieve your risk and return objectives.
Learn More:
Capped returns
Buffered protected
Principal protection
Leveraged returns
Capped Buffered SuperTrack(SM) Note
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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Principal Protected Note
Knowledge Check
Capped Buffered SuperTrack℠
Leverage Buffered SuperTrack℠
Knowledge Check
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
BARCLAYS CAPITAL
SUPERTRACK℠ NOTES
Cindy:
Another investment to consider is the Buffered SuperTrack℠ Note with leverage downside, which may also help you achieve your risk and return objectives.
© Barclays Bank PLC 2009
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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
Buffered SuperTrack℠ Note with leverage downside
Payoff Diagram at maturity
Investment return
Change in reference asset value
Capped Buffered SuperTrack℠ Note
Payoff Diagram at maturity
Investment return
Change in reference asset value
Cindy:
The note is similar to the Capped Buffered SuperTrack℠ Note in that it offers some level of downside protection,...
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BARCLAYS CAPITAL


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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
Buffered SuperTrack℠ Note with leverage downside
Payoff Diagram at maturity
Investment return
Change in reference asset value
Capped Buffered SuperTrack℠ Note
Payoff Diagram at maturity
Investment return
Change in reference asset value
© Barclays Bank PLC 2009
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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
Buffered SuperTrack℠ Note with leverage downside
Payoff Diagram at maturity
Investment return
Leveraged downside return
Change in reference asset value
Capped Buffered SuperTrack℠ Note
Payoff Diagram at maturity
Investment return
1 for 1 downside return
Percentage of principal
Change in reference asset value
Cindy:
However, as the name suggests, this note features downside leverage beyond the buffer, which means that your full initial invested capital may be at risk. In addition, due to the downside risk, you lose more than 1% for each 1% decline beyond the buffer.
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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Principal Protected Note
Knowledge Check
Capped Buffered SuperTrack℠
Leverage Buffered SuperTrack℠
Knowledge Check
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
Cindy:
Again, the best way to understand this is to look at an example. Let's assume that you invest $1,000 in a 2-year Buffered SuperTrack℠ Note with leverage downside referencing the S&P 500® Index.
Buffered SuperTrack℠ Note with leverage downside
Initial Investment $1000
Term to Maturity 2 years
Underlying: S&P 500® Index
Upside Participation 125%
Buffer level 20%
Downside leverage 125%
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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Principal Protected Note
Knowledge Check
Capped Buffered SuperTrack℠
Leverage Buffered SuperTrack℠
Knowledge Check
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
CLOSE AND CONTINUE
Click the lettered sections for details about that feature of a Buffered SuperTrack℠ Note with leverage downside
Payoff Diagram at maturity
Buffered SuperTrack℠ Note with leverage downside
Initial investment $10000
Term to Maturity 2 years
Underlying S&P 500® Index
Upside Participation 125%
Buffer level 20%
Downside leverage 125%
0%
Investment return
A
B
C
Change in reference asset value
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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Principal Protected Note
Knowledge Check
Capped Buffered SuperTrack℠
Leverage Buffered SuperTrack℠
Knowledge Check
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
CLOSE AND CONTINUE
Leveraged Downside
If, over the life of the investment, the reference asset depreciates more than the amount of the pre-specified protection level ("buffer"), then the Structured Investment will have leveraged downside return. This means that the investment return increases or decreases at a faster rate than that of the reference asset below the buffer. The full initial invested capital may be at risk if the value of the reference asset drops to zero. However, because of the buffer, this structure still outperforms a direct investment in the reference asset in all downside scenarios except for when the reference asset depreciates to zero.
In this hypothetical scenario, the downside leverage factor is 125% and the buffer level is 20%. This means that at maturity if the reference asset declines more than 20%, an investor would lose 1.25% for every 1.00% decrease in the reference asset.
Payoff Diagram at maturity
Buffered SuperTrack℠ Note with leverage downside
Initial investment $1000
Term to Maturity 2 years
Underlying S&P 500® Index
Upside Participation 125%
Buffer level 20%
Downside leverage 125%
Investment return
0%
Leveraged Downside
A
B
C
0%
-20%
Change in reference asset value
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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Principal Protected Note
Knowledge Check
Capped Buffered SuperTrack℠
Leverage Buffered SuperTrack℠
Knowledge Check
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
CLOSE AND CONTINUE
Principal Protection
If, over the life of the investment, the reference asset depreciates but does not depreciate past the pre-specified protection level ('buffer'), then the payoff of the Structured Investment is equal to the initial principal invested.
In this hypothetical scenario, the downside protection level is 20%. This means that as long as the reference asset does not decline more than 20%, an investor will receive 100% protection on his original investment at maturity.
Payoff Diagram at maturity
Buffered SuperTrack℠ Note with leverage downside
Initial investment $1000
Term to Maturity 2 years
Underlying S&P 500® Index
Upside Participation 125%
Buffer level 20%
Downside leverage 125%
Investment return
0%
Principal Protection
A
B
C
-20%
0%
Change in reference asset value
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http://www.barclayscapital.wallst.com - Barclays Capital Structured Investments - Microsoft Internet Explorer
BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Principal Protected Note
Knowledge Check
Capped Buffered SuperTrack℠
Leverage Buffered SuperTrack℠
Knowledge Check
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
CLOSE AND CONTINUE
Leveraged Upside
If, over the life of the investment, the reference asset appreciates, then the Structured Investment return will increase at the upside participation rate, which may be greater than, less than, or equal to that of the reference asset.
In this hypothetical scenario, the upside participation rate is 125%. This means that, if the reference asset appreciates, over the life of the investment an investor would gain 1.25% for every 1.00% increase in the reference asset.
Payoff Diagram at maturity
Buffered SuperTrack℠ Note with leverage downside
Initial investment $1000
Term to Maturity 2 years
Underlying S&P 500® Index
Upside Participation 125%
Buffer level 20%
Downside leverage 125%
Investment return
0%
Leveraged Upside
A
B
C
0%
Change in reference asset value
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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Principal Protected Note
Knowledge Check
Capped Buffered SuperTrack™
Leverage Buffered SuperTrack™
Knowledge Check
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
Coming up next:
Knowledge Check
click to proceed to the next section
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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Principal Protected Note
Knowledge Check
Capped Buffered SuperTrack℠
Leverage Buffered SuperTrack℠
Knowledge Check
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
1
Below is a payoff diagram for a Capped Buffered SuperTrack℠ Note.
What features does this structured note have?
(Click all that apply):
Leveraged upside (enhanced return) no cap
Leveraged upside (enhanced return) with cap
Partial protection (buffer)
Leverage downside below buffer
Payoff Diagram at maturity
Investment return
Change in reference asset value
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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Principal Protected Note
Knowledge Check
Capped Buffered SuperTrack℠
Leverage Buffered SuperTrack℠
Knowledge Check
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
1
Below is a payoff diagram for a Capped Buffered SuperTrack℠ Note. What features does this structured note have? (Click all that apply):
Leveraged upside (enhanced return) no cap
Leveraged upside (enhanced return) with cap
Incorrect! This note does not have leverage downside below the buffer.
Learn more about leverage downside here.
Leverage downside below b
TRY AGAIN
Payoff Diagram at maturity
Change in reference asset value
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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Principal Protected Note
Knowledge Check
Capped Buffered SuperTrack℠
Leverage Buffered SuperTrack℠
Knowledge Check
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
1
Below is a payoff diagram for a Capped Buffered SuperTrack℠ Note.
What features does this structured note have?
(Click all that apply):
Leveraged upside (enhanced return) no cap
Leveraged upside (enhanced return) with cap
Payoff Diagram at maturity
Investment return
Change in reference asset value
Incorrect! This note is leveraged on the upside, however it is also capped on the upside.
Learn more about caps here
TRY AGAIN
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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Principal Protected Note
Knowledge Check
Capped Buffered SuperTrack℠
Leverage Buffered SuperTrack℠
Knowledge Check
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
1
Below is a payoff diagram for a Capped Buffered SuperTrack℠ Note.
What features does this structured note have?
(Click all that apply):
Leveraged upside (enhanced return) no cap
Leveraged upside (enhanced return) with cap
Partial protection (buffer)
Leverage downside below buffer
Payoff Diagram at maturity
Change in reference asset value
Correct. This note is leveraged on the upside and it has a cap on the upside. It also has buffered protection on the downside.
Learn more about leveraged upside (enhanced return) here.
NEXT ›
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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Principal Protected Note
Knowledge Check
Capped Buffered SuperTrack℠
Leverage Buffered SuperTrack℠
Knowledge Check
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
2
A Capped Buffered SuperTrack℠ Note is referenced to a basket of international stock indices. If, at maturity, the basket depreciates by 55%, then the payoff of the note is closest to:
Capped Buffered SuperTrack℠ Note
Initial Investment $1000
Upside participation (up to cap) 200%
Buffer Level 10%
Maximum return (due to upside cap) 20%
Payoff Diagram at maturity
Investment return
Change in reference asset value
$1000
$450
$0
$550
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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Principal Protected Note
Knowledge Check
Capped Buffered SuperTrack™
Leverage Buffered SuperTrack™
Knowledge Check
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
2
A Capped Buffered SuperTrack℠ Note is referenced to a basket of international stock indices. If, at maturity, the basket depreciates by 55%, then the payoff of the note is closest to:
Capped Buffered SuperTrack℠ Note
Initial Investment
$1000
Upside participation (up to cap)
200%
Incorrect. Don't forget that the reference asset has declined beyond the note's level of protection.
Learn more about buffered protection here.
TRY AGAIN
$1000
$450
$0
$550
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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Principal Protected Note
Knowledge Check
Capped Buffered SuperTrack℠
Leverage Buffered SuperTrack℠
Knowledge Check
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
2
A Capped Buffered SuperTrack℠ Note is referenced to a basket of international stock indices. If, at maturity, the basket depreciates by 55%, then the payoff of the note is closest to:
Capped Buffered SuperTrack℠ Note
Initial Investment $1000
Upside participation (up to cap) 200%
20%
Incorrect. Don't forget that the note has a buffer.
Learn more about buffered protection here.
TRY AGAIN
$1000
$0
$550
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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Principal Protected Note
Knowledge Check
Capped Buffered SuperTrack℠
Leverage Buffered SuperTrack℠
Knowledge Check
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
2
A Capped Buffered SuperTrack℠ Note is referenced to a basket of international stock indices. If, at maturity, the basket depreciates by 55%, then the payoff of the note is closest to:
Capped Buffered SuperTrack℠ Note
Initial Investment $1000
Incorrect. Don't forget that the note has a buffer, which means that even if the reference asset depreciates to zero, the maximum capital at risk is a predetermined percentage of principal.
Learn more about buffered protection here.
TRY AGAIN
$1000
$450
$0
$550
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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Principal Protected Note
Knowledge Check
Capped Buffered SuperTrack™
Leverage Buffered SuperTrack™
Knowledge Check
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
2
A Capped Buffered SuperTrack℠ Note is referenced to a basket of international stock indices. If, at maturity, the basket depreciates by 55%, then the payoff of the note is closest to:
Capped Buffered SuperTrack℠ Note
Initial Investment $1000
Correct! At maturity, if the reference asset depreciates by 55%, then the note will have a payout of approximately $550. This reflects both the 10% level of protection and the 1-for-1 participation in the depreciation of the reference asset.
NEXT
$1000
$450
$0
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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Principal Protected Note
Knowledge Check
Capped Buffered SuperTrack℠
Leverage Buffered SuperTrack℠
Knowledge Check
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
3
A Capped Buffered SuperTrack℠ Note is referenced to a basket of international stock indices. If, at maturity, the basket appreciates by 35%, then the payoff of the note is closest to:
Capped Buffered SuperTrack℠ Note
Initial Investment $1000
Upside participation (up to cap) 200%
Buffer Level 10%
Maximum return (due to upside cap) 20%
Payoff Diagram at maturity
Investment return
Change in reference asset value
$1700
$1000
$1200
$1350
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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Principal Protected Note
Knowledge Check
Capped Buffered SuperTrack℠
Leverage Buffered SuperTrack℠
Knowledge Check
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
3
A Capped Buffered SuperTrack℠ Note is referenced to a basket of international stock indices. If, at maturity, the basket appreciates by 35%, then the payoff of the note is closest to:
Capped Buffered SuperTrack℠ Note
Initial Investment $1000
Upside participation (up to cap) 200%
10%
(due to upside cap)
Incorrect. Don't forget that there is an upside cap on this note.
Learn more about capped returns here.
TRY AGAIN
$1000
$1200
$1350
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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Principal Protected Note
Knowledge Check
Capped Buffered SuperTrack℠
Leverage Buffered SuperTrack℠
Knowledge Check
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
3
A Capped Buffered SuperTrack℠ Note is referenced to a basket of international stock indices. If, at maturity, the basket appreciates by 35%, then the payoff of the note is closest to:
Capped Buffered SuperTrack℠ Note
Initial Investment $1000
Upside participation (up to cap) 200%
10%
Incorrect. Don't forget that the note tracks the reference asset.
Learn more about reference asset here.
TRY AGAIN
$1700
$1000
$1200
$1350
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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Principal Protected Note
Knowledge Check
Capped Buffered SuperTrack℠
Leverage Buffered SuperTrack℠
Knowledge Check
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
3
A Capped Buffered SuperTrack℠ Note is referenced to a basket of international stock indices. If, at maturity, the basket appreciates by 35%, then the payoff of the note is closest to:
Capped Buffered SuperTrack℠ Note
Initial Investment $1000
Upside participation (up to cap) 200%
Incorrect. Don't forget about the leveraged upside on this note.
Learn more about leveraged return here.
TRY AGAIN
$1700
$1000
$1200
$1350
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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Principal Protected Note
Knowledge Check
Capped Buffered SuperTrack℠
Leverage Buffered SuperTrack℠
Knowledge Check
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
3
A Capped Buffered SuperTrack℠ Note is referenced to a basket of international stock indices. If, at maturity, the basket appreciates by 35%, then the payoff of the note is closest to:
Capped Buffered SuperTrack℠ Note
Initial Investment
$1000
Upside participation
Maximum return (due to upside cap)
20%
Correct! At maturity, if the reference asset appreciates by 35%, then the note will have a payout of $1200 due to the upside cap.
NEXT
$1700
$1000
$1200
$1350
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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Principal Protected Note
Knowledge Check
Capped Buffered SuperTrack℠
Leverage Buffered SuperTrack℠
Knowledge Check
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
4
When investing in a Buffered SuperTrack℠ Note with leverage downside, an investor's initial investment is at risk. This is due to the:
Dividend the note pays out
Leverage downside
Capped upside
Incorrect. SuperTrack℠ Notes typically do not pay dividends.
Learn more about Buffered SuperTrack℠ Note with leverage downside here.
TRY AGAIN
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http://www.barclayscapital.wallst.com - Barclays Capital Structured Investments - Microsoft Internet Explorer
BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Principal Protected Note
Knowledge Check
Capped Buffered SuperTrack℠
Leverage Buffered SuperTrack℠
Knowledge Check
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
4
When investing in a Buffered SuperTrack℠ Note with leverage downside, an investor's initial investment is at risk. This is due to the:
Dividend the note pays out
Leverage downside
Coupon the note pays out
Capped upside
Incorrect. SuperTrack℠ Notes do not pay coupons.
Learn more about Buffered SuperTrack℠ Note with leverage downside here
TRY AGAIN
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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Principal Protected Note
Knowledge Check
Capped Buffered SuperTrack℠
Leverage Buffered SuperTrack℠
Knowledge Check
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
4
When investing in a Buffered SuperTrack℠ Note with leverage downside, an investor's initial investment is at risk. This is due to the:
Dividend the note pays out
Leverage downside
Coupon the note pays out
Capped upside
Incorrect. The cap applies to the upside of the note only.
Learn more about Buffered SuperTrack℠ Note with leverage downside here.
TRY AGAIN
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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Principal Protected Note
Knowledge Check
Capped Buffered SuperTrack℠
Leverage Buffered SuperTrack℠
Knowledge Check
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
4
When investing in a Buffered SuperTrack℠ Note with leverage downside, an investor's initial investment is at risk. This is due to the:
Dividend the note pays out
Leverage downside
Correct. A Buffered SuperTrack℠ Note with leverage downside has buffered protection if the note is held to maturity.
Learn more about Buffered SuperTrack℠ Note with leverage downside here.
Capped upside
NEXT ›
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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Looking at a Product Brochure and choosing a Structure
Product Brochure
Choosing a Structure
Other uses of Structured Investments
Coming up next:
Product Brochure
click to proceed to the next section
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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Looking at a Product Brochure and choosing a Structure
Product Brochure
Choosing a Structure
Other uses of Structured Investments
BARCLAYS CAPITAL
SUPERTRACK℠ NOTES
Cindy:
This brochure outlines the features, lists some of the risk considerations, and gives hypothetical examples of hypothetical SuperTrack℠ Notes.
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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Looking at a Product Brochure and choosing a Structure
Product Brochure
Choosing a Structure
Other uses of Structured Investments
SUPERTRACK NOTE WITH A MAXIMUM RETURN FEATURE
SuperTrack℠ Notes Brochure
Cindy:
This brochure outlines the features, lists some of the risk considerations, and gives hypothetical examples of hypothetical SuperTrack℠ Notes.
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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Looking at a Product Brochure and choosing a Structure
Product Brochure
Choosing a Structure
Other uses of Structured Investments
SuperTrack℠ Notes Brochure
SUPERTRACK℠ NOTE WITH A MAXIMUM RETURN FEATURE
Predetermined Cap
118%
100%
Performance of the reference asset
Terms and Conditions
Cindy:
As we have discussed, some SuperTrack(SM) Notes have pre-determined caps that limit the maximum return of a note...
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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Looking at a Product Brochure and choosing a Structure
Product Brochure
Choosing a Structure
Other uses of Structured Investments
DOWNSIDE PROTECTION (THE "BUFFERED" SUPERTRACK℠)
Terms and Conditions
SuperTrack℠ Notes Brochure
Payoff of the SuperTrack℠ Note– accelerated return
Participation rate=200%
Performance of the reference asset
10% Principal Protection
Cindy:
...while other SuperTrack℠ Notes provide a degree of principal protection, or buffer, in case of negative performance in the reference asset.
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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Looking at a Product Brochure and choosing a Structure
Product Brochure
Choosing a Structure
Other uses of Structured Investments
DOWNSIDE PROTECTION (THE "BUFFERED" SUPERTRACK℠)
Terms and Conditions
SuperTrack℠ Notes Brochure
Hypothetical Example!
Hypothetical Scenario:
Underlying: ABC Index
Tenor = 18 months
Participation = 200%
Initial index level equals 100% of the index level on the trade date
Buffer = 10% (Protection leve = 90% of the index level on the trade date)
Hypothetical possibilities of payoff at maturi
If the index performance is positive, the inve
Cindy:
An investor can determine whether a note has a cap, a buffer, leverage downside or upside or any other feature by looking at the terms and conditions of a note. This brochure has a few hypothetical examples of different SuperTrack℠ Notes you can take a look at later.
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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Looking at a Product Brochure and choosing a Structure
Product Brochure
Choosing a Structure
Other uses of Structured Investments
WHAT ARE THE BENEFITS AND RISKS OF A SUPERTRACK℠ NOTE?
Cindy:
As you can see, the SuperTrack℠ Note is a potential solution for an investor who may be comfortable with some downside risk but who also wants some level of partial protection on the downside and enhanced upside.
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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Looking at a Product Brochure and choosing a Structure
Product Brochure
Choosing a Structure
Other uses of Structured Investments
Coming up next:
Choosing a Structure
click to proceed to the next section
Learn More:
SuperTrack(SM) Notes Brochure
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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Looking at a Product Brochure and choosing a Structure
Product Brochure
Choosing a Structure
Other uses of Structured Investments
Investment Policy Statement
Return profile
high
Risk profile
low
Liquidity
low
Time horizon
medium-term
Lori:
Based on our investor profile, what type of structure would you recommend for us?
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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
Cindy:
Usually people who are investing for a specific, long-term goal have a good idea of the minimum amount they will need to meet their objective.
Investment Policy Statement
Long-term goals
Retirement
Future college expenses
Vacation home
Time horizon
medium-term
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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Looking at a Product Brochure and choosing a Structure
Product Brochure
Choosing a Structure
Other uses of Structured Investments
Lori and Jim's Objectives:
Protect savings
Have money to travel
Cindy:
In your case, this minimum amount is what you have already saved. This will allow you to maintain your current standard of living in retirement
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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Looking at a Product Brochure and choosing a Structure
Product Brochure
Choosing a Structure
Other uses of Structured Investments
Lori and Jim's Objectives:
Principal protection
Potential for high returns
Protect savings
Have money to travel
Cindy:
You want to protect that minimum but still have the opportunity for significant capital appreciation.
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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Looking at a Product Brochure and choosing a Structure
Product Brochure
Choosing a Structure
Other uses of Structured Investments
Payoff Diagram at maturity
Investment return
0%
100% principal protection
0%
Change in reference asset value
Cindy:
A Principal Protected Note may be a good opportunity for you, since 100% of your initial investment is protected if you hold the note until maturity.
The Notes are intended to be held to maturity. The investor may receive less, and possibly significantly less than the amount invested if the investor sells the Notes prior to maturity. Any payment on the Notes, including any principal protection feature, is subject to the creditworthiness of the issuer.
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Meet the client | Introduction to Structured Investments | Choosing a Structured Investment | Looking at a Product Brochure and choosing a Structure | Product Brochure | Choosing a Structure | Other uses of Structured Investments



Payoff Diagram at maturity
Investment return
0%
Opportunity for capital appreciation
0%
Change in reference asset value

Cindy:
Additionally, you would still have the opportunity for capital appreciation.

The Notes are intended to be held to maturity. The investor may receive less, and possibly significantly less than the amount invested if the investor sells the Notes prior to maturity. Any payment on the Notes, including any principal protection feature, is subject to the creditworthiness of the issuer.

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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
Other uses
Knowledge check
Coming up next:
Other uses
click to proceed to the next section
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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
Domestic Equity Market Return
$1000
$800
$600
$400
$200
Six Years
Cindy:
For example, if the investor believes that the equity market will have only modest appreciation over the next couple of years...
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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
Other uses
Knowledge check
Payoff Diagram at maturity
Investment return
0%
0%
Change in reference asset value
Cindy:
...then a Capped Buffered SuperTrack Note referencing the S&P 500 Index may give the investor an opportunity to receive enhanced returns...
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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
Other uses
Knowledge check
Payoff Diagram at maturity
Investment return
Change in reference asset value
Cindy:
...then a Capped Buffered SuperTrack Note referencing the S&P 500 Index may give the investor an opportunity to receive enhanced returns...
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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
Other uses
Payoff Diagram at maturity
Investment return
0%
0%
Change in reference asset value
Cindy:
...and protect his investment up to a certain level based on the terms of the note.
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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
Other uses
Diversify portfolio across...
Asset Classes
Market Sectors
Investment Themes
Cindy:
Structured investments may also give investors the opportunity to diversify their portfolios across asset classes, market sectors, or investment themes that could otherwise be difficult to access.
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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
Other uses
Knowledge check
Principal Protected Note
Commodities
Cindy:
However, with a Principal Protected Note referencing a basket of commodities, investors can have the opportunity to participate in the appreciation of the basket of commodities while still maintaining capital protection.
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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
Other uses
Knowledge check
Coming up next:
Knowledge check
click to proceed to the next section
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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
Other uses
Knowledge check
1 Choose the payoff diagram that represents a Principal Protected Note:
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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
Other uses
Knowledge check
1
Choose the payoff diagram that represents a Principal Protected Note:
Incorrect. You have chosen the payoff diagram for a Reverse Convertible. You can learn more about Reverse Convertible in the next education module.
TRY AGAIN
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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
Other uses
Knowledge check
1
Choose the payoff diagram that represents a Principal Protected Note:
Incorrect. You have chosen the payoff diagram for a Capped Buffered SuperTrack℠ Note.
You can learn more about this Structured Investment here.
TRY AGAIN
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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
Other uses
Knowledge check
1
Choose the payoff diagram that represents a Principal Protected Note:
Incorrect. You have chosen the payoff diagram for a Buffered SuperTrack℠ Note with leverage downside.
You can learn more about this Structured Investment here.
TRY AGAIN
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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
Other uses
Knowledge check
1
Choose the payoff diagram that represents a Principal Protected Note:
Correct! As you can see the downside is completely protected if the reference asset declines and if you hold the note to maturity. Also on the upside you enjoy leveraged participation.
You can learn more about a Principal Protected Note here.
NEXT
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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
Other uses
Knowledge check
2
Click on all the potential asset classes that could refer to a Structured Investment (click all that apply).
Equities
Currencies
Correct. Structured Investments may refer to one or a combination of these assets.
To learn more about reference assets click here.
Commodities
NEXT
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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
Other uses
Knowledge check
3
Shown below are the terms for a hypothetical Buffered SuperTrack℠ Note with leverage downside. Choose the payoff of the note when the reference asset depreciates 5% at maturity.
Investor receives 120% of the investment at maturity
Investor receives 80% of initial investment at maturity
Investor receives 100% of initial investment at maturity
Investor receives 95% of initial investment at maturity
TERMS AND CONDITIONS
Initial Investment: $1000
Term to Maturity: 2 Years
Underlying: S&P 500® Index
Upside Participation: 120%
Buffer level: 20%
Downside leverage: 125%
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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
Other uses
Knowledge check
3
Shown below are the terms for a hypothetical Buffered SuperTrack℠ Note with leverage downside. Choose the payoff of the note when the reference asset depreciates 5% at maturity.
Investor receives 120% of the investment at maturity
TERMS AND CONDITIONS
Initial Investment: $1000
Term to Maturity: 2 Years
Downside leverage: 125%
Incorrect. The downside protection level is 20%, therefore if the reference asset depreciates by 5% at maturity, then the note will payout a return equal to 100% of its initial investment.
Learn more about Buffered SuperTrack℠ Note with leverage downside here.
Investor receives 95% of initial investment at maturity
TRY AGAIN
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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
Other uses
Knowledge check
3
Shown below are the terms for a hypothetical Buffered SuperTrack℠ Note with leverage downside. Choose the payoff of the note when the reference asset depreciates 5% at maturity.
Investor receives 120% of the investment at maturity
TERMS AND CONDITIONS
Initial Investment: $1000
Term to Maturity: 2 Years
Downside leverage: 125%
Incorrect. The downside buffer is 20%, therefore if the reference asset has depreciated by 5% at maturity, then the note will payout a return equal to 100% of its initial investment.
Learn more about Buffered SuperTrack℠ Note with leverage downside here.
Investor receives 95% of initial investment at maturity
TRY AGAIN
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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Looking at a Product Brochure and choosing a Structured
Other uses of Structured Investments
Other uses
Knowledge check
3
Shown below are the terms for a hypothetical Buffered SuperTrack℠ Note with leverage downside. Choose the payoff of the note when the reference asset depreciates 5% at maturity.
Investor receives 120% of the investment at maturity
TERMS AND CONDITIONS
Initial Investment: $1000
Term to Maturity: 2 Years
Downside leverage: 125%
Incorrect. The downside protection level is 20%, therefore if the reference asset has depreciated by 5% at maturity, then the note will payout a return equal to 100% of its initial investment.
Learn more about Buffered SuperTrack℠ Note with leverage downside here.
Investor receives 95% of initial investment at maturity
TRY AGAIN
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BARCLAYS CAPITAL


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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
Other uses
Knowledge check
3
Shown below are the terms for a hypothetical Buffered SuperTrack℠ Note with leverage downside. Choose the payoff of the note when the reference asset depreciates 5% at maturity.
Investor receives 120% of the investment at maturity
TERMS AND CONDITIONS
Initial Investment: $1000
Term to Maturity: 2 Years
Downside leverage: 125%
Correct. The reference asset has decreased by only 5% at maturity. Since the downside protection level is 20%, the investor will receive 100% of his initial investment at maturity.
Learn more about Buffered SuperTrack℠ Note with leverage downside here.
Investor receives 95% of initial investment at maturity
NEXT
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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
Other uses
Knowledge check
4
Which of the following case studies represents the use of Structured Investments to provide access and efficiency in a portfolio?
An investor saving for a new home who wants to minimize the chance of losing principal
An investor who wants to add foreign exchange exposure to help diversify his portfolio
An investor who anticipates that interest rates will increase and wants an investment that will allow him to implement that view
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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
Other uses
Knowledge check
4
Which of the following case studies represents the use of Structured Investments to provide access and efficiency in a portfolio?
An investor saving for a new home who wants to minimize the chance of losing principal
An investor who wants to add foreign exchange exposure to help diversify his portfolio
Incorrect. In this example the investor is using Structured Investments to implement a market view.
Learn more about the uses of Structured Investments here
TRY AGAIN
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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
Other uses
Knowledge check
4
Which of the following case studies represents the use of Structured Investments to provide access and efficiency in a portfolio?
An investor saving for a new home who wants to minimize the chance of losing principal
An investor who wants to add foreign exchange exposure to help diversify his portfolio
Incorrect. In this example the investor is using Structured Investments to improve risk and reward characteristics.
Learn more about the uses of Structured Investments here
TRY AGAIN
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BARCLAYS CAPITAL
Meet the client
Introduction to Structured Investments
Choosing a Structured Investment
Looking at a Product Brochure and choosing a Structure
Other uses of Structured Investments
Other uses
Knowledge check
4
Which of the following case studies represents the use of Structured Investments to provide access and efficiency in a portfolio?
An investor saving for a new home who wants to minimize the chance of losing principal
An investor who wants to add foreign exchange exposure to help diversify his portfolio
Correct.
Learn more about the uses of Structured Investments here
NEXT
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